SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): October 31, 2012

                           TECHNE CORPORATION
          (Exact Name of Registrant as Specified in Charter)

                              Minnesota
            (State or Other Jurisdiction of Incorporation)

                0-17272                        41-1427402
       (Commission File Number)             (I.R.S. Employer
                                            Identification No.)

                         614 McKinley Place NE
                         Minneapolis, MN 55413
         (Address of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                            Not Applicable
        (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17
    CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2012, Thomas E. Oland informed Techne Corporation (the "Company") of his decision to resign and retire from the positions of Chief Executive Officer and President of the Company, effective the close of business on November 30, 2012, as well as a member of its Board of Directors, effective November 1, 2012. In his correspondence, Mr. Oland indicated that he disagreed with the Board's decision to include external candidates in a search for a potential successor chief executive officer as part of the Company's succession planning activities. A copy of Mr. Oland's correspondence is attached hereto as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company has provided Mr. Oland with a copy of this Current Report and he has informed the Company that he does not object to the disclosure in this Item 5.02.

On November 2, 2012, the Company's Board of Directors appointed Gregory J. Melsen, the Company's Vice President of Finance and Chief Financial Officer, to also assume the duties of Chief Executive Officer on an interim basis. Such appointment will be effective the close of business on November 30, 2012. Mr. Melsen, age 60, has served as the Company's Vice President of Finance and Chief Financial Officer since December 2004. In October 2010, he also assumed the role of Treasurer. Prior to 2004, he held various vice president and chief financial officer positions at several publicly traded companies and was employed by a public accounting firm for 19 years, including nine years as an audit partner. No decisions have been made at this time with respect to Mr. Melsen's compensation arrangements as a result of this appointment.

Item 8.01  Other Events

On November 2, 2012, the Company's Board of Directors appointed Robert Baumgartner Chairman of the Board, effective as of the date of appointment.

On November 5, 2012, the Company issued a press release regarding the events described herein. A copy of the press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

	(a)	Financial statements:  None

	(b)	Pro forma financial information:  None

	(c)	Shell Company Transactions:  None

	(d)	Exhibits:

		17.1	Correspondence dated October 31, 2012 and November 1,
                        2012

		99.1	Press Release, dated November 5, 2012




                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 5, 2012

                                   TECHNE CORPORATION


                                   /s/ Gregory J. Melsen
                                   ----------------------
                                   Gregory J. Melsen
                                   Chief Financial Officer



                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           TECHNE CORPORATION
                        EXHIBIT INDEX TO FORM 8-K

Date of Report:                                       Commission File No.:
October 31, 2012                                              0-17272

Exhibit No.    ITEM
------------   ----

17.1           Correspondence dated October 31, 2012 and November 1, 2012

99.1           Press Release, dated November 5, 2012